Exhibit 99

Power Marketing Update Bernstein Investor Meeting Kennett Square September 17, 2004

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2003 Annual Report on Form 10-K-ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations-Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants' 2003 Annual Report on Form 10-K-ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 19, ComEd- Note 15, PECO-Note 14 and Generation-Note 13, and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Introduction 10:00 - 10:15 Bob Shapard, EVP & CFO Michael Metzner, VP, Investor Relations Generation Co. Overview 10:15 - 10:30 John Young, EVP & President, Exelon Generation Power Marketing Overview 10:30 - 10:45 Ian McLean, EVP & President, Power Team Portfolio Management 10:45 - 11:30 Ken Cornew, SVP, Power Transactions Illinois Post-06 Update 11:30 - 12:00 Anne Pramaggiore, VP, ComEd Regulatory Break 12:00 - 12:15 POLR Pricing / Lunch 12:15 - 1:15 Mike Freeman, Power Transactions Shravan Chopra, Manager, Pricing Penn. Regulatory Update 1:15 - 1:45 Lisa Crutchfield, VP, PECO Regulatory Market Fundamentals: 1:45 - 2:15 Jim Lockhart, Fuels Forecasting Bruce Lamson, Manager, Market Planning Trade Floor Tour: 2:15 - 3:00 Walt Kuhn, Director, Power Transactions AGENDA - Bernstein Investor Meeting

Context for Today's Discussion

Key Message: Exelon is well positioned for end of transition periods in Illinois and Pennsylvania Large, low-cost base load generator Large, stable retail customer base Strong Balance Sheet Driving strong earnings and cash flow growth through Exelon Way Improving power market fundamentals Increasing energy prices Expanding wholesale markets Fully engaged with all our stakeholders Incorporating lessons learned from Mid-Atlantic markets

ComEd Bundled Tariff for Mass Market 2003 Actual* 2007 Estimate RES SCI LCI LCI (< 3 MW) Non-Wires Rate 49 43 49.9 49.9 48.9 28 Line Losses 3 3 Wires Rate 25 31 35.1 15.1 10.1 3 77 77 Assumes increase in wires charges to recover increased investment in transmission and distribution infrastructure and costs. * Representative of unbundling of existing tariff. ** Includes the cost of energy, capacity, ancillary services, load following, weather, switching and congestion. Note: Mass Market represents residential and small commercial and industrial customer classes. ** ** Equates to $29 ATC

2007 ComEd POLR Price Sensitivity to Fuel Prices PRB Coal $/Ton HH Gas $/MMBTU * Fuel prices assumed in CERA's 2007 MAIN ATC price forecasts (avg. of "Technology Enhanced" and "Rear View Mirror" scenarios) ** POLR price assumed to be 1.5 x CERA's 2007 MAIN ATC price forecast of $33 per MWh (average of two scenarios above) Assumptions for sensitivity analysis: Coal on the margin 80% of hours, 10,500 heat rate, 0.057 Tons/MMBTU. Gas on the margin 20% of hours, 7,200 heat rate. POLR price equates to 1.5 x ATC price 2007 NYMEX Henry Hub gas price currently about $5.70/MMBTU (as of 8/04) 2007 Powder River Basin coal price currently about $8.30/Ton (as of 8/04) * * ** $/MWh

ComEd Delivery Service Investments ComEd has made significant investments in Delivery Rate Base and experienced significant increases in costs since the last rate case test year (2000). Note: Financial data is simplified and rounded for illustrative purposes.

Example Example Example Metropolitan Residential Electric Rates Source: EEI Typical Bill and Average Rate report - Winter 2004 (2003 data)

Generation Company Overview John F. Young President, Exelon Generation Company Bernstein Investor Meeting Kennett Square September 17, 2004

Exelon Generation Competitive Energy Supply Business Exelon Nuclear Operates and maintains Exelon's nuclear assets Nuclear Capacity: 16.6 GW Exelon Power Operates and maintains Exelon's fossil and hydro units Fossil Capacity: 7.1 GW Hydro Capacity: 1.6 GW Power Team Optimizes value of energy supply business, manages earnings risk and markets long-term power Contracted Capacity: 12.7 GW Exelon Generation: Premier nuclear operator, achieving top quartile performance during 2000 - 2003 Reliable and commercially responsive fossil operations, significantly improved over previous years Experienced leader in wholesale power marketing and risk management Operational and commercial excellence in the integrated competitive energy supply business Exelon Generation: An Overview

Nuclear 44% Oil 3% Renewable 1% Peaking 21% CCGT 11% Hydro 4% Coal 16% Capacity ~38 GW* *Includes long-term contracts CCGT = combined-cycle gas turbine Owned Generation: 2.5 GW Contracted Generation: 2.9 GW TXU Tolling Contract: 2.3 GW ERCOT & South Owned Generation: 11.2 GW Contracted Generation: 0.3 GW PECO Control Area Peak Load: 8.2 GW Mid-Atlantic Owned Generation: 11.4 GW Contracted Generation: 9.6 GW ComEd Control Area Peak Load: 22.1 GW Midwest Exelon follows a linked load and generation strategy across three primary regions. Our Regional Positions

Our Foundation for Operations A defined management model that drives sustainable performance in Operational excellence Productivity improvement Cost management Depth of talent and experience Structured leadership development and recruiting A bench capable of meeting current and future challenges Rigorous performance management Target top quartile performance Strong track record of delivering on commitments Exelon's management model is the basis for operational discipline, sustainable performance, and the ability to replicate success.

Nuclear Performance - Production Consistent growth in generation output Consistently high capacity factors Consistent performance and industry leadership in refueling outage execution Nuclear production performance is consistently good.

Nuclear Performance - Cost Exelon Nuclear is consistently cost competitive Consistent improvement in production cost Consistent improvement in all-in cost Exelon's 5 big dual unit sites are the 5 lowest cost plants in the U.S. -- they define the top decile of performance Exelon Nuclear's low cost generation is a significant competitive advantage.

Exelon Power - Improvements Condition-based overhauls are resulting in production improvements and economic gains Production improvements: coal unit mill performance, steam unit boiler reliability, turbine reliability, feedwater heaters, condensers >350 MW gained or recaptured through uprates and material condition improvement Heat rate improvements achieved through unit overhauls have improved economic efficiency Ongoing process of asset optimization Improved material condition, outage execution, and coordination are driving increased generation. 2004

Exelon Generation: Sustained Excellence Operating plans based on business imperatives Continued focus on performance discipline Experienced leader in risk management Deep bench of talent and experience Effectively integrated portfolio strategy Positioned to capitalize on market dynamics

Power Marketing Overview Ian P. McLean President, Power Team Bernstein Investor Meeting Kennett Square September 17, 2004

Nuclear Fossil Hydro Generation Power Team ComEd PECO Wholesale Power & Fuel Markets Affiliates Supply Contracts Power Team manages the interaction between the generation portfolio and the wholesale customers and markets in order to reduce risk and optimize Exelon Generation profitability. Long-Term Contracts Exelon Energy Power Team: Value Added Intermediary

Approach to Portfolio Management Over Time Time Before Expiration of Contract % Hedged % Hedged High End of Profit Low End of Profit Load Only Long View Long-Term Portfolio Balancing Portfolio Optimization and Risk Management Operating Profit ($ Million) Develop a set of relevant commercial options to manage portfolio based on realistic market opportunities Evaluate options on following criteria: Gross margins Risk Reduction Credit Implications Commercial Viability Outputs: Near-term portfolio plan Portfolio management parameters, such as strategic gross margin and risk targets Inputs: Current Positions Market Prices, volatilities, correlations Commercial Dynamics: liquidity, active counterparties, products, credit Near-term market perspective Physical Constraints Corporate targets: earnings, risk Timing of portfolio process Update the portfolio plan quarterly Monitor parameters weekly Approach to managing volatility Increase percentage hedged as delivery approaches Have enough supply to meet peak load Cover options created by load obligations so that base load length can be sold Leave some length to spot for operational uncertainties and opportunistic sales Purchase Coal, Oil, and Natural Gas as power is sold Portfolio Management Process

The Wholesale Market Is Still Evolving Lack of "Organized Markets" Bilateral markets as another source of value Despite regions having surplus, there are customers with significant unmet needs in the next several years Contract expiration Load growth Very few active and creditworthy players Increased need for risk management Reserve margins beginning to tighten Gas volatility increasing Exelon is one of a handful of companies positioned to capitalize on these dynamics.

Coordinated Marketing Strategy Generation marketing strategy is aimed at delivering results Improving margins Securing long-term customer base Managing earnings risk Long-term focus on strategy, planning and analysis All unregulated operations under one roof Coordinated use of short, mid, and long-term channels Reduce merchant exposure to strengthen balance sheet Exelon's strategy - proactive focus on capturing opportunities.

Portfolio Management Kenneth W. Cornew Senior Vice President, Power Team Bernstein Investor Meeting Kennett Square September 17, 2004

Midwest Portfolio Characteristics Indiana Illinois Chicago Portfolio Opportunities / Challenges Recent integration into PJM market has added liquidity to the standard and structured product markets Length from base-load units to participate in higher market prices Load following capability is purchased from third parties and the power pool Lack of liquidity in off-peak market creates a challenge for portfolio management Analysis of the effects of AEP integration into PJM is underway 18,375 Peak Load (MW) 75,293 Annual GWh (2005) Demand - PPA 16,131 Total Capacity $ 75.00 3,631 Peakers* $ 34.00 0 Intermediate $ 20.00 1,623 Coal $ 4.50 10,877 Nuclear Avg. Variable Cost ($/MWh) Plant 2005 Capacity (MW) * Assuming $6.30/MMBtu gas price

Significant Insignificant Portfolio Management 2004 Hedged for the remainder of the year around the clock Manage operational risk of baseload length in the off peak hours Portfolio Management in 2005 Includes changes in generation stack due to roll off of PPAs Length remains in the second, third and fourth quarters Natural gas needs for peakers is covered as power sales are made Acquired intermediate products from bilateral market to better match assets and load obligations RES migration assumptions can vary in a range of 2000 MWs; utilize options to cover floating RES risk Commodity Impact Comments Natural Gas Prices Gas is on the margin for some on peak hours, and we are primarily a base-load generator Oil Prices Oil is not on the margin a significant amount of time and does not drive prices Gas Spark Compared to base-load length, spark length does not significantly drive margins Oil Spark Minimal oil capacity in the portfolio RES = Retail Energy Supplier Forecast Midwest: Key Elements

Pennsylvania Maryland New Jersey Delaware Plant 2005 Capacity (MW) Average Variable Cost ($/Mwh) Nuclear 5,767 5.00 Hydro 1,618 NA Coal 1,441 $34.00 LFG/Cogen/Contract 406 $50.00 Resid Oil and Peakers* 1,975 $65 resid oil / $100 gas Total Capacity 11,207 Demand - PPA Annual (Gwh) (2005) 37,829 PPA Peak Load (MW) 7,820 Portfolio Opportunities / Challenges We operate in a centrally dispatched power pool More liquidity in the PJM region creates more capability to hedge CCGTs are on the margin for a majority of the on-peak hours and many of the summer off-peak hours Length from base load units to participate in higher market prices Capability to follow load is dependent on structured transactions and utilization of the pool * Assuming $6.30/MMBtu gas price LFG = Landfill gas CCGTs = Combined-cycle gas turbines Mid-Atlantic Portfolio Characteristics

Significant Insignificant Commodity Impact Comments Natural Gas Prices Gas is increasingly on the margin We have a substantial amount of base-load capacity. Therefore, gas price movements drive the power market and affect our margins. Oil Prices Oil on the margin a significant proportion of the time Gas Spark We have a relatively insignificant amount of gas peakers as compared to base-load length Oil Spark Significant oil-based capacity in the portfolio Portfolio Management 2004 Hedged in outage months Upside participation with daily dispatchable units Portfolio Management 2005 Getting well hedged as 2005 approaches Acquired intermediate products to complement existing asset portfolio Upside participation and downside protection provided with option strategies in power and fuels markets Increased native load obligations with switching assumptions Congestion management strategies are aligned with portfolio management process Forecast Mid-Atlantic: Key Elements

ERCOT/South Portfolio Characteristics Plant Capacity Average Variable Cost ($/Mwh) Combined Cycle* 1,975 MW $50.50 Peakers* 3,394 MW $75.00 Total Capacity 5,369 MW Summer Toll** 2,334 MW * Assuming $6.30/MMBtu gas price ** TXU tolling deal totaling 2,334 MW Texas Oklahoma Georgia Portfolio Opportunities / Challenges The portfolio assets are in the ERCOT, SPP and SERC regions The combined cycle units are generally hedged forward; remaining length and peaker length used for opportunistic sales ERCOT ISO often runs the peakers for local reliability reasons

Significant Insignificant Minimal oil capacity Oil Spark The entire portfolio is spark based; 40% are high efficiency combined-cycle units Gas Spark Oil not on the margin in the region Oil Prices Gas on the margin a significant proportion of the time; however, spark determines regional profit Natural Gas Prices Comments Impact On Our Portfoli o Commodity Portfolio Management in 2004 Portfolio well hedged for the balance of the year Portfolio Management in 2005 Portfolio has been partially hedged for 2005; market liquidity is increasing as 2005 approaches Natural gas is purchased for all forward power sales High heat rate units provide support for sales strategy and the ability to sell call options Note: Economic Generation only - excludes higher heat rate units; excludes TXU Toll against Handley, Mountain Creek Forecast ERCOT/South: Key Elements

Gas Price Sensitivity 1 ($ million pre-tax) Gas +20% Gas -20% 2004 $13 ($13) 2005 $15 $4 Power Price Sensitivity 2 ($ million pre-tax) Power +$1.00 Power -$1.00 2004 $5 ($4) 2005 $22 ($20) Coal Price Sensitivity 3 ($ million pre-tax) PRB 4 Coal +$1.00 PRB 4 Coal -$1.00 2004 $1 ($1) 2005 $6 ($6) Notes: 1. Gas prices were changed with a correlated change in power prices (power prices in the South and East are more significantly affected by gas prices than in the Midwest); coal prices were held constant 2. Power prices were changed; fuel prices were held constant 3. Effect of coal prices passed through to length in the off-peak Midwest position; all other commodities held constant 4. Powder River Basin Coal Portfolio Sensitivities for Generation Co.

Illinois Post-06 Update Anne R. Pramaggiore Vice President, ComEd Bernstein Investor Meeting Kennett Square September 17, 2004

Debate around Post-2006 issues occurring in ICC-sponsored workshop process: Commissioner Erin O'Connell-Diaz serves as Chair of the workshop process Workshops began April 29, 2004, with a kick-off symposium and will end in September 2004 ICC plans to submit Report to Illinois General Assembly on Post-2006 workshop outcome in fourth quarter 2004 First half of workshop process served as a forum for education of stakeholders on key issues, including specific supply procurement models, wholesale market development, demand side management and RTO mechanics In final half of workshop process, stakeholders have generated robust debate of key procurement models, their features and impacts Post-2006 Overview

ICC Workshop Process Timeline

Exelon

ICC Process Launch Stakeholder Positions Identified	Education Process	Scenario Analysis	Commission Report
April '04	**May - June '04**	**July '04 - August '04**	**September - November '04**

April '04

Key Milestones:

- ICC Workshop Process finalized 4/1
- 5 Working Groups and Conveners appointed:
  - Procurement
  - Rates
  - Competition
  - Service Obligations
  - Energy Assistance
- Intervenor Comments filed with ICC 4/22
- ICC Kick-off Symposium 4/29

May - June '04

Key Milestones:

- 12 Scenarios Developed:
  - NJ/MD/Full Requirements
  - Horizontal/Integrated Resource Planning
  - Rate Freeze extension
  - Affiliate Full Requirements
  - Return to Regulation
- 5/20 Illinois State Symposium
  - NJ panel
  - Role of renewable energy; energy efficiency; demand response
- Joint ICC Working Group Session 6/22 – 6/23
  - RTO discussion
  - State Model Panel discussion
    - NJ
    - MD
    - TX
    - CA

July '04 - August '04

Key Milestones:

- Issues analysis and consensus development
- Joint workshop on RTO market monitoring 7/20

September - November '04

Key Milestones:

- Working Groups Report to ICC
- Commission Report to Illinois General Assembly

ICC Workshop Process Recap 12 scenarios are being analyzed, most are variations of two basic models: "Full Requirements" procurement model (NJ/MD) "Portfolio Management" procurement model (CA) Strong support for competitive procurement has emerged, with ongoing debate concerning: The specific procurement model The degree and timing of stakeholder and regulatory involvement in the procurement process The adequacy of wholesale market development Rate stability for residential customers

POLR Pricing Mike Freeman, Power Transactions Shravan Chopra, Manager, Pricing Bernstein Investor Meeting Kennett Square September 17, 2004

Current Model Utility Genco Base Intermed Peak Customers Hours Genco is sole supplier of customer load through a PPA with ComEd Bundled service for customers >3MW has been declared competitive Genco/ComEd PPA Bundled Rate Customer Load

Competitive Procurement Model Competitive Suppliers Utility Genco Base Intermed Peak Customers - Load up for auction XX% XX% XX% Hours Percentages of System Load Multiple winning bidders would supply customer load in vertical slices (fixed % of hourly energy demand) New rates determined by auction results Clock Auction Rate Options

2007 2008 2010 2009 2011 33% 67% 100% 2012 2013 Auction Year 1 1/3 Load 1/3 Load for 3 years % of POLR Load 1/3 Load 1/3 Load 1/3 Load for 3 years 1/3 Load for 3 years NJ auction (example for illustrative purposes) Rate stability concerns can be addressed through staggered purchases of full requirements product. In this example, the first year auction divides the POLR load into thirds with 1/3 bid as a one-year product, 1/3 bid as a two-year product and 1/3 bid as a three-year product. In subsequent years, all auctions are for three-year products. NJ Auction Design Example

Basic Generation Service (BGS): Over 11,000 MW of load auctioned across 4 utilities in New Jersey in February 2004 Over 15 winners in the auctions Winning bids for POLR product were 50-60% above the standard block product at PJM West Hub Overview Risk management of the BGS full requirement contracts for the winners was critical - Gas and power prices spiked significantly after the auction Congestion risk needs to be managed largely through physical assets within the congested zone Market liquidity has an impact on the costs over the standard block product - Limited liquidity in the Midwest as compared to PJM likely to increase costs of full requirement contracts Lessons Learned BGS Auction

Full Requirements Contracts Components of a Full Requirements Price A. Underlying Energy - Standard Block Energy Price - Load Shape Price - Volume Risk B. Customer Migration Risk C. Capacity Price D. Ancillaries Price E. Other Risks - Transmission (Congestion) - Credit - Regulatory Components of an Example Full Requirements Contract POLR (Provider of Last Resort) is a Full Requirements Contract Delivering party takes all obligations associated with serving a load at a fixed price Obligations include energy, capacity and ancillary services Delivering party assumes all the risks in the full requirements contract including customer migration risk

Risk Management of Full Requirements Forecasted Load and Underlying Energy Curve Actual Load and Underlying Energy Curve Standard Block Products Expected Load Shape Long Short Standard Block Products Actual Load Shape Shorter Longer Forecast............. One of numerous realities........ - Regulatory - Credit - Congestion E. Other Risks D. Ancillaries Price C. Capacity Price B. Customer Migration Risk - Volume Risk - Load Shape Price - Standard Block Energy Price A. Underlying Energy Components of a Full Requirements Price Contractual management Contractual risk management Congestion related options / local supply Buy ancillary services / self supply Buy capacity / self supply Option strategies Option strategies / self supply Buy shaped products / self supply Buy standard blocks / self supply Risk Management Strategy High High Medium Low High High Medium High Low Level of Risk Mitigation

Pennsylvania Regulatory Update Lisa Crutchfield Vice President, PECO Bernstein Investor Meeting Kennett Square September 17, 2004

PA PUC POLR Timeline Roundtable Announced Roundtables 1 & 2 Roundtables 3 & 4 Final Roundtable POLR Rulemaking Process Milestones: 3/4 - Motion of Comm. Thomas to initiate Roundtables. 3/18 - PUC Issues Secretarial Letter and POLR Issues List. Milestones: 4/5 - Deadline for Interested Parties to notify PUC. 4/8 - 1st Roundtable FERC PJM NJ BPU MD PSC CAEM 4/21 - 2nd Roundtable-EDC's PECO Energy PPL FirstEnergy Duquesne Allegheny UGI Milestones: 5/3 - 3rd Roundtable Retail Marketers 5/19 - 4th Roundtable Wholesale Marketers Exelon Generation Other Generators Milestones: 6/2 - 5th Roundtable Consumer Groups OCA OSBA PAIEUG Penn Futures AFL/CIO Milestones: Fall '04/Winter '05 PUC drafts & issues Proposed Rulemaking 2005-2006 Rulemaking Process March '04 April '04 May '04 June '04 Fall '04/Winter '05

Major PA Utilities Post Transition Dates 1/1/05 1/1/07 1/1/09 1/1/10 1/1/11 Duquesne (11%) Penn Power (3%) Allegheny Power (13%) PP&L (24%) PECO Energy (29%) Pennelec (11%) MetEd (9%) [Duquesne (11%)] Proposed stipulation "extends" Post-Transition to 1/1/11. Post-Transition for almost 75% of customers does not start until after 1/1/10. With Duquesne settlement, Post-Transition customer percentage = 86%. (Includes percentage of customers served in Pennsylvania)

PA POLR Generation Procurement Models

Exelon

Cost of Service

Purchased Power Agreements (PPA)
- UGI
- Duquesne

Request for Proposal (RFP) (Maryland)
- Allegheny Power
- Amerada Hess
- Calpine
- Citizens Power
- Wellsboro Electric

Horizontal Auction

Full Requirements/ Vertical Auction (NJ Model)
- PPL
- FirstEnergy (EDC)
- DTE Energy
- Select Energy
- Amerada Hess
- Mirant
- [ComEd]

Supports a competitive process but does not advocate a specific model:
- Constellation
- PPL Energy Plus
- Morgan Stanley/J. Aron
- Reliant
- NEMA
- Dominion

- **PECO Energy – Advocates generation procurement through competitive models ranging from purchased power agreements to vertical auctions.**

Source: Company Submission to PA PUC POLR Roundtable

4 2.41 0.45 2.43 4.55 5 2.41 0.45 2.4 4.58 6 2.53 0.45 2.66 4.85 7 2.53 0.45 2.66 5.35 8 2.53 0.45 2.66 5.35 9 2.53 0.45 2.66 5.35 10 2.53 0.45 2.66 5.35 Electric Restructuring & Merger Settlements Energy & Capacity CTC Transmission Distribution 9.96¢ 9.84¢ 9.84¢ + 7% 10.49¢ + 5% 10.99¢ 10.99¢ 10.99¢ 10.99¢ Source: 1998 Restructuring Settlement Unit Rates (¢/kWh)

PECO Bundled Rates PECO's bundled rates (which include charges for transmission & distribution, stranded cost recovery and a capacity and energy charge, or shopping credit) were capped through 2010. The bundled rate is scheduled to increase in 2006 and 2007 with the following estimated impact on Exelon's cash and EPS: Note: Estimates based on Exelon forecasted energy sales; approximate 35% effective income tax rate assumption * Per table on page 7 of 2003 Form 10-K filing ** Cash impact before principal payments on securitization debt Year T&D Rate Cap Generation Rate Cap Bundled Rate Revenue Stranded Cost Amortization* Net Income Impact EPS Impact EPS Impact Cash Impact** (cents/kWh) (cents/kWh) (cents/kWh) Incremental Impact ( $ in millions) Incremental Impact ( $ in millions) Incremental Impact ( $ in millions) Incremental Impact ( $ in millions) Incremental Impact ( $ in millions) 2005E 2.86 6.98 9.84 - - - - - - 2006E 2.98 7.51 10.49 240 150 60 60 $0.09 160 2007E 2.98 8.01 10.99 180 70 70 70 $0.11 120

Market Fundamentals Jim Lockhart, Fuels Forecasting Bruce Lamson, Manager, Market Planning Bernstein Investor Meeting Kennett Square September 17, 2004

Real U.S. GDP is expected to grow at an average of 3.5% over the next five years Economic growth will vary by region Mid-Atlantic 3.4% Midwest 3.2% Texas 4.2% Nationwide, electricity use is expected to grow at about 2.2% per year, strongest growth in the South and West Economic Growth Drives the Regional Demand for Electricity GDP Growth 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004P 2005P 2006P 2007P 2008P 2009P P = Projected

0% 20% 40% 60% 80% 100% 2005 2007 2005 2007 2005 2007 ComEd ERCOT North PJM East Coal Gas Oil Fuel prices are higher than in the '90's, unlikely to return to the same low levels Strong demand and little excess supply have driven oil prices higher High oil prices and tight domestic supply cause high gas prices, LNG may provide relief by the end of the decade Gas is increasingly becoming the fuel on the margin, setting power prices Coal spot market prices have increased sharply over the last year, likely to decline over time as capacity increases International Fuel Markets Impact Domestic Electricity Prices Higher fossil fuel prices give an advantage to Exelon's low-cost nuclear generation. Forecasted Fuel On The Margin (Around-The-Clock)

Regional and Sub-Regional Reserve Margins Are Declining Exelon's regional and sub-regional (MAIN ComEd, PJM East and ERCOT North) projected planning reserve margins are expected to decline at a faster rate than previously forecasted due to: Economic recovery translating into higher projected electricity growth rates Recent retirement/mothballing of generation assets Sub-regional markets are projected to rely more on existing transmission for importing economic power Decreasing reserve margins are expected to lead to higher values for capacity and an increasing concern about reliability.

Consultant Price Forecasts

PJM Energy and Capacity ($/MWh)



Market Prices*
2004 41.62
2005 44.08
ATC Energy ($/MWh)
Capacity ($/MWh)
55
50
45
40
35
30
25
30
25
20
15
10
5
0
2004
2005
2006
2007
2008
2009
2010
2011
2012

MAIN Energy and Capacity ($/MWh)



Market Prices*
2004 29.01
2005 31.52
ATC Energy ($/MWh)
Capacity ($/MWh)
50
45
40
35
30
25
20
30
25
20
15
10
5
0
2004
2005
2006
2007
2008
2009
2010
2011
2012

Platts Energy (y-1 scale)
CERA Tech Enhanced Energy (y-1 scale)
CERA Rear View Mirror Energy (y-1 scale)
Platts Capacity (y-2 scale)
CERA Tech Enhanced Capacity (y-2 scale)
CERA Rear View Mirror Capacity (y-2 scale)

◇ Projected new supply added

* Market Prices as of August 31, 2004

Sources: Platts Research and Consulting Outlook For Power in North America (Q2 2004)
CERA New Realities, New Risks: North American Power and Gas Scenarios (December 2003)

Industry price forecasts are driven by load growth, retirements and fuel prices.

Trade Floor Tour Walt Kuhn, Director, Power Transactions Bernstein Investor Meeting Kennett Square September 17, 2004